Exhibit 13

Website Images from Compoundrealestatebonds.com

Homepage:

Compound Bonds Page:

“How it Works” Page:

“Calculator” page:

“About Us” page:

“Contact Us” page:

“FAQ” Page:

compoundrealestatebonds.com

COMPOUND REAL ESTATE BONDS

Compound Bonds | How it works | Calculator | FAQ | About us | Contact us | Log In | GET STARTED

Earn 7.00% APY with Compound Real Estate Bonds

Your email... GET STARTED

Learn more →


9:41
Get High-Yield Interest from Compound Real Estate Bonds
Compound Bond Interest Rate
7.00%
7.5% APY
5.0% APY
2.5% APY
0% APY
REITS 3.24%
Fundrise 1.50%
Crypto 1.00%

ANYTIME ▲ NO FEES ▲ EARN A FIXED 7% YIELD ▲ WITHDRAW YOUR MONEY ANYTIME ▲ NO FEES ▲ EARN A FIXED 7% YIELD ▲ WITHDRAW YOUR MONEY ANYTIME

Turn your cash into passive income


7.00%
$10
COMPOUND REAL ESTATE BONDS
Real Estate Savings Bond
9:41
Real Assets
High-yield

High yield Interest

7.00%

Fixed income real estate bonds.

Fixed income real estate bonds.

Compound Real Estate Bonds

Predictable income

Compound Bonds provide a regular income stream through interest payments.

Withdraw your money at any time.

No lock-ins.
No commitments.


9:41
Withdraw
Available
$550
$47.25

Powered by Real Estate Assets

Our bonds will be backed by high quality cash generating real estate assets.


Real Estate
Mortgages

$ No Fees

**No maintenance fees.
No hidden costs.
No account minimums.**

Your Money Makes Money, then Makes More Money


$10,034
National average
$14,190
Your earnings
24,000
18,000
12,000
6000
0

More Money


Projections

**Earn daily compounding interest.
Enjoy the power of compounding.**

Unlocking Financial Freedom for Everyone

Gain unique exposure to a hard-to-access asset class and start earning more with compound bonds. We're putting the power back into the individual's hands.


Welcome

Connect

Create an account in the app and connect with your bank.


9:41
Welcome
Get started by creating your free acount.
Country/Region
77648364
Privacy and agreements
Create Account

Connect

Create an account in the app and connect with your bank.

Earn

Buy bonds at just $10 each and watch your returns compound daily.

Automate

Choose whether you'd like to automate savings or opt-in for our round-up piggy banc feature.

Access

Withdraw your money at any time! No lock-ins. No commitments.

compoundrealestatebonds.com

COMPOUND REAL ESTATE BONDS

Compound Real Estate Holdings, Inc
1185 Avenue of the Americas, 3rd Floor
New York, NY 10036

Ph: +1-800-560-5215

Company
Product
Compound Bond
How it Works
Contact us
About us

Discover
Contact us
FAQ

Resources
How it Works
Calculator

Legal
Privacy
Terms of Use
Filings

Download Our App

Download on the App Store

GET IT ON Google Play

Compound Real Estate Holdings, Inc. is not an investment adviser and is not registered, licensed or supervised as such with the SEC or FINRA. This information is for educational purposes only and does not constitute investment or tax advice. You must make your own investment decisions or do so in consultation with a financial advisor to determine whether an investment in Compound Bonds is right for you.

Compound Real Estate Holdings, Inc is not a bank and investments in Compound Bonds are not bank deposits. They are not insured by the FDIC. Investing in Compound Bonds involves risk of loss. You should always carefully consider investments in any security and you should be comfortable with your understanding of the investment and its risks. For more information on risks related to investments in our securities, please see our filings with the Securities and Exchange Commission. Please read the "Risk Factors" section of our offering circular for a number of risks affecting our business. Our offering circular is available on our website.

Compound Real estate bonds Inc., is testing the waters under Regulation A of the Securities Act of 1933, as amended. This process allows companies to determine whether there may be interest in an eventual offering of its securities. The Company is not under any obligation to make an offering under Regulation A. The Company may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering does not need to be made under Regulation A. If the Company does proceed with an offering under Regulation A, it will be able to make sales only after it has filed an offering statement with the Securities and Exchange Commission ("SEC") and only after the SEC has qualified such offering statement. The information in the offering statement will be more complete than these test-the-waters materials and could differ in important ways. You must read the offering statement filed with the SEC.

No money or other consideration is being solicited at this time and if sent to the Company will not be accepted. No offer to buy securities in a Regulation A+ offering of the Company can be accepted and no part of the purchase price can be received until the Company's offering statement is qualified with the SEC and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any indications of interest in the Company's offering involves no obligation or commitment of any kind.

Any references on this website to past results should be read with the knowledge that past results are not indicative of future results. By accessing this site, and any pages thereof, you agree to be bound by our Terms of Use and Privacy Policy. For withdrawals of more than $50,000, we may take up to 30 days to process the payment and remit the funds to your bank account.

compoundrealestatebonds.com

COMPOUND REAL ESTATE BONDS

Compound Bonds | How it works | Calculator | FAQ | About us | Contact us | Log In | GET STARTED

Get a 7.00% compound return, at just $10 to start!

Compound Savings Bonds are powered by real estate finance, liquid, and pay a fixed 7.00% compound return. That means higher yields for the everyday person.

Your email... GET STARTED

Learn more →



9:41
COMPOUND BANC
7.00% APY
Real Estate Savings Bond
$10
High-yield
+7% API fixed
Passive Income
Regular Income
Liquid
No lock-ins.
No Fees
+No maintaince fee

Open "https://www.compoundrealestatebonds.com/bonds" in a new tab

High-yield 7.00% fixed interest bonds with compound return. Your money keeps growing.


9:41
COMPOUND REAL ESTATE BONDS
7.00%
Real Estate Savings Bond
$10

Invest for your retirement. Invest in your future TAX-FREE.

Earn 7.00% Tax Free in a tax advantaged account. Transfer or roll over funds from an IRA.


IRA

Explore your tax advantaged options

We are not a bank. Say goodbye to low yield investments and hello to investments that compound daily.


Compound Bond Interest Rate
Compound Bond Interest Rate
7.00%
REITS 3.24%
Fundrise 1.50%
Crypto 1.00%
7.5%
5.0%
2.5%
0%

Withdraw your money at any time.

No lock-ins.
No commitments.
No hassles.


9:41
Accounts
Hi, John
$25,350 USD
Withdrawl history
Bank of America
$515.27
Withdraw your funds
Enter amount
Withdraw options
Withdraw
First Century Bank
$515.27

NO Gimmicks
NO crypto
NO stocks
NO NFTs

Enjoy a steady income stream where the portfolio will be powered by diversified real estate assets.


Investment allocations
25%
Commercial
30%
Mortgages
25%
Industrial
20%
Residential
*Projected investment Percentages across sectors which can change based on market conditions & opportunities.

Automating your

Automating your investing has never been so easy. Use “Round-Ups” on everyday purchases to convert spare change to a $10 bond.


9:41
Cancel
Round Up
Automate your savings
$7.00

Maintainance Fees

$0.00

Setup Fees

$0.00

Redemption Fees

$0.00

Advisory Fees

$0.00

NO FEES. EVER.

Tap to see your investment at anytime

We make investing easy and accessible to everyone.

Tap to see your investment at anytime for a seamless experience.


9:41
Dashboard
COMPOUND REAL ESTATE BONDS
7.00%
Real Estate Savings Bond
$10
Account summary
$100
Total invested
$275
Interest earned

We make investing easy and accessible to everyone.



Auto Pilot Investing

Bonds Term

Auto Pilot Investing

Set your recurring investments and make a habit out of investing . Try $10 a day and start leveraging the secret of compounding.


Auto pilot investing
Weekly
Bi-weekly
Monthly
$10
$10
$50
$100
$250
You're investing $10 on the bi-weekly basis of every month.

Bonds Term

Compound bonds have no maturity date so you can keep earning for as long as you wish, or you can cash them out anytime at a click of a button.





Join Now

Sign up today and start growing your nest egg today!

Your email...

Join Now

compoundrealestatebonds.com

COMPOUND REAL ESTATE BONDS

Compound Real Estate Holdings, Inc
1185 Avenue of the Americas, 3rd Floor
New York, NY 10036

Ph: +1-800-560-5215

Company
- Product
- Compound Bond
- How it Works
- Contact us
- About us

Discover
- Contact us
- FAQ

Resources
- How it Works
- Calculator

Legal
- Privacy
- Terms of Use
- Filings

Download Our App

Download on the App Store

GET IT ON Google Play

Compound Real Estate Holdings, Inc. is not an investment adviser and is not registered, licensed or supervised as such with the SEC or FINRA. This information is for educational purposes only and does not constitute investment or tax advice. You must make your own investment decisions or do so in consultation with a financial advisor to determine whether an investment in Compound Bonds is right for you.

Compound Real Estate Holdings, Inc is not a bank and investments in Compound Bonds are not bank deposits. They are not insured by the FDIC. Investing in Compound Bonds involves risk of loss. You should always carefully consider investments in any security and you should be comfortable with your understanding of the investment and its risks. For more information on risks related to investments in our securities, please see our filings with the Securities and Exchange Commission. Please read the "Risk Factors" section of our offering circular for a number of risks affecting our business. Our offering circular is available on our website.

Compound Real estate bonds Inc., is testing the waters under Regulation A of the Securities Act of 1933, as amended. This process allows companies to determine whether there may be interest in an eventual offering of its securities. The Company is not under any obligation to make an offering under Regulation A. The Company may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering does not need to be made under Regulation A. If the Company does proceed with an offering under Regulation A, it will be able to make sales only after it has filed an offering statement with the Securities and Exchange Commission ("SEC") and only after the SEC has qualified such offering statement. The information in the offering statement will be more complete than these test-the-waters materials and could differ in important ways. You must read the offering statement filed with the SEC.

No money or other consideration is being solicited at this time and if sent to the Company will not be accepted. No offer to buy securities in a Regulation A+ offering of the Company can be accepted and no part of the purchase price can be received until the Company's offering statement is qualified with the SEC and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any indications of interest in the Company's offering involves no obligation or commitment of any kind.

Any references on this website to past results should be read with the knowledge that past results are not indicative of future results. By accessing this site, and any pages thereof, you agree to be bound by our Terms of Use and Privacy Policy. For withdrawals of more than $50,000, we may take up to 30 days to process the payment and remit the funds to your bank account.

Your money makes money, then makes more money.

We've reversed engineered the traditional barriers to investing so growing your nest egg is easier and accessible to everyone. We've unlocked this by making the most prominent alternative asset class more accessible: Real Estate.

Your email... | GET STARTED


9:41
Compound Real Estate Bonds
The power of compounding
Big benefits
COMPOUND INTEREST
INTEREST – NO COMPOUNDING
PRINCIPLE
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0,000
0
2
4
6
8
10
12
14
16
18

ITHDRAW YOUR MONEY ANYTIME ▲ NO FEES ▲ EARN A FIXED 7% YIELD ▲ WITHDRAW YOUR MONEY ANYTIME ▲ NO FEES ▲ EARN A FIXED 7% YIELD ▲ WITHDRAW

How Compound

compoundrealestatebonds.com

COMPOUND REAL ESTATE BONDS

Compound Bonds | How it works | Calculator | FAQ | Blog | About us | Contact us | Log In | GET STARTED



Bond holder buys compound bonds
Compound Banc loans and invests money from bond proceeds in real estate
Bondholder
COMPOUND REAL ESTATE BONDS
7.00%
Real Estate Savings Bond
$10
Real Estate and Mortgage Asset
The principal is returned to the bondholder with interest.
Borrowers repay loans to Compound Banc with interest.



Our Strategy

Our portfolio will be powered by high-quality, cash driven assets.

Investment allocations

We will thematically invest in high value real estate assets across a diversified portfolio consisting of debt, residential, commercial and industrial assets.With a strong focus on assets we believe to be on the right side of disruption, we've expertly designed our strategy to increase income and growth while hedging risk to inflation, and correlation to traditional asset classes.


Investment allocations
25%
Commercial
30%
Mortgages
25%
Industrial
20%
Residential
*Projected investment Percentages across sectors which can change based on market conditions & opportunities.

Our Value-Driven Investment Approach is defined by two principles:

Maximize Income and Minimize Downside

- Focus on quality, money generating properties
- Get assets for less than what we believe is their intrinsic value

Identify Assets with a Flexible Approach

- Invest in private real estate and real estate related debt
- Diversify portfolio across property types and geographies

The result

The result of the process will be a portfolio of stable income producing properties and real estate-related debt diversified across locations and property types. Our portfolio seeks to offer bond holders these attractive benefits that were once reserved for the select few:

A hedge against inflation

Sustainable income

Diversification

Why do we invest in real estate?

The largest global institutional investors allocate a large portion of their portfolios to real estate — and with good reason. Investments in real estate offers several key benefits for your portfolio.

portion of their portfolios to real estate — and with good reason. Investments in real estate offers several key benefits for your portfolio.

Over the past 20 years, private real estate has shown low correlations with stocks and equity markets.

Real estate is historically the most solid investment class and has outperformed the average annualized S&P 500 return for the last 25 years.

For the past 44 years, real estate income generation has rise faster than inflation measures.

compoundrealestatebonds.com

COMPOUND REAL ESTATE BONDS

Compound Real Estate Holdings, Inc
1185 Avenue of the Americas, 3rd Floor
New York, NY 10036

Ph: +1-800-560-5215

Company
- Product
- Compound Bond
- How it Works
- Contact us
- About us

Discover
- Contact us
- FAQ

Resources
- How it Works
- Calculator

Legal
- Privacy
- Terms of Use
- Filings

Download Our App

Download on the App Store

GET IT ON Google Play

Compound Real Estate Holdings, Inc. is not an investment adviser and is not registered, licensed or supervised as such with the SEC or FINRA. This information is for educational purposes only and does not constitute investment or tax advice. You must make your own investment decisions or do so in consultation with a financial advisor to determine whether an investment in Compound Bonds is right for you.

Compound Real Estate Holdings, Inc is not a bank and investments in Compound Bonds are not bank deposits. They are not insured by the FDIC. Investing in Compound Bonds involves risk of loss. You should always carefully consider investments in any security and you should be comfortable with your understanding of the investment and its risks. For more information on risks related to investments in our securities, please see our filings with the Securities and Exchange Commission. Please read the "Risk Factors" section of our offering circular for a number of risks affecting our business. Our offering circular is available on our website.

Compound Real estate bonds Inc., is testing the waters under Regulation A of the Securities Act of 1933, as amended. This process allows companies to determine whether there may be interest in an eventual offering of its securities. The Company is not under any obligation to make an offering under Regulation A. The Company may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering does not need to be made under Regulation A. If the Company does proceed with an offering under Regulation A, it will be able to make sales only after it has filed an offering statement with the Securities and Exchange Commission ("SEC") and only after the SEC has qualified such offering statement. The information in the offering statement will be more complete than these test-the-waters materials and could differ in important ways. You must read the offering statement filed with the SEC.

No money or other consideration is being solicited at this time and if sent to the Company will not be accepted. No offer to buy securities in a Regulation A+ offering of the Company can be accepted and no part of the purchase price can be received until the Company's offering statement is qualified with the SEC and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any indications of interest in the Company's offering involves no obligation or commitment of any kind.

Any references on this website to past results should be read with the knowledge that past results are not indicative of future results. By accessing this site, and any pages thereof, you agree to be bound by our Terms of Use and Privacy Policy. For withdrawals of more than $50,000, we may take up to 30 days to process the payment and remit the funds to your bank account.

Calculate your Earnings

Calculate how much you can earn with Compound Bonds

Initial Investment

$10 USD - $50,00 USD

Auto Purchase Amount

$0 USD - $100 USD

Auto Purchase Period

Auto purchase period...

Length 1

1 year 5 year

Roundup Change

Average $10 in purchased bonds per month

Your earnings comparison

Compound Bonds 7.00% YIELD	$231.15
REITS 3.24% YIELD	$225.09
Fundrise 1.50% YIELD	$222.34

Your total earnings at 7.00% with Compound Bonds

$231.15

The calculator is for illustrative purpose only. The yield rate of the products being compared with CREB, reflect CREB's current views of their yields as of the date this calculator was published. Their rate is subject to change. Compound Banc is not a bank and investments in Compound Bonds are not bank deposits. They are not insured by the FDIC. Investing in Compound Bonds involves risk of loss. You should always carefully consider investments in any security and you should be comfortable with your understanding of the investment and its risks.

COMPOUND® REAL ESTATE BONDS

Passive Income with Compound Real estate Bonds

7.00%

COMPOUND REAL ESTATE SAVINGS BOND

INVESTMENT AMOUNT	INTEREST	TOTAL RETURN
$1,000.00	$417.63	$1,417.63
$2,000.00	$835.25	$2,835.25
$5,000.00	$2,088.13	$7,088.13
$10,000.00	$4,176.25	$14,176.25
$15,000.00	$6,264.38	$21,264.38

compoundrealestatebonds.com

COMPOUND REAL ESTATE BONDS

Compound Real Estate Holdings, Inc
1185 Avenue of the Americas, 3rd Floor
New York, NY 10036

Ph: +1-800-560-5215

Company
- Product
- Compound Bond
- How it Works
- Contact us
- About us

Discover
- Contact us
- FAQ

Resources
- How it Works
- Calculator

Legal
- Privacy
- Terms of Use
- Filings

Download Our App

Download on the App Store

GET IT ON Google Play

Compound Real Estate Holdings, Inc. is not an investment adviser and is not registered, licensed or supervised as such with the SEC or FINRA. This information is for educational purposes only and does not constitute investment or tax advice. You must make your own investment decisions or do so in consultation with a financial advisor to determine whether an investment in Compound Bonds is right for you.

Compound Real Estate Holdings, Inc is not a bank and investments in Compound Bonds are not bank deposits. They are not insured by the FDIC. Investing in Compound Bonds involves risk of loss. You should always carefully consider investments in any security and you should be comfortable with your understanding of the investment and its risks. For more information on risks related to investments in our securities, please see our filings with the Securities and Exchange Commission. Please read the "Risk Factors" section of our offering circular for a number of risks affecting our business. Our offering circular is available on our website.

Compound Real estate bonds Inc., is testing the waters under Regulation A of the Securities Act of 1933, as amended. This process allows companies to determine whether there may be interest in an eventual offering of its securities. The Company is not under any obligation to make an offering under Regulation A. The Company may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering does not need to be made under Regulation A. If the Company does proceed with an offering under Regulation A, it will be able to make sales only after it has filed an offering statement with the Securities and Exchange Commission ("SEC") and only after the SEC has qualified such offering statement. The information in the offering statement will be more complete than these test-the-waters materials and could differ in important ways. You must read the offering statement filed with the SEC.

No money or other consideration is being solicited at this time and if sent to the Company will not be accepted. No offer to buy securities in a Regulation A+ offering of the Company can be accepted and no part of the purchase price can be received until the Company's offering statement is qualified with the SEC and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any indications of interest in the Company's offering involves no obligation or commitment of any kind.

Any references on this website to past results should be read with the knowledge that past results are not indicative of future results. By accessing this site, and any pages thereof, you agree to be bound by our Terms of Use and Privacy Policy. For withdrawals of more than $50,000, we may take up to 30 days to process the payment and remit the funds to your bank account.

compoundrealestatebonds.com

Unlocki...

COMPOUND REAL ESTATE BONDS

Compound Bonds | How it works | Calculator | FAQ | Blog | About us | Contact us | Log In | GET STARTED

Unlocking Financial Freedom for Everyone

We're on a mission to unlock financial freedom for all by giving the financial tools of the rich to everyone.

BACKED BY REAL ASSETS ▲ NO FEES ▲ EARN A FIXED 7% YIELD ▲ WITHDRAW YOUR MONEY ANYTIME ▲ BACKED BY REAL ASSETS ▲ NO FEES ▲ EARN A F

We are unlocking financial freedom for everyone.

Compound Real Estate Bonds is a financial technology company, not a bank account. We strive to make financial products more inclusive and accessible. We are a next generation customer centric company. We have unlocked financial freedom for all by building a simple financial ecosystem where your money can grow and move freely.

We are unlocking financial freedom for everyone.

Compound Real Estate Bonds is a financial technology company, not a bank account. We strive to make financial products more inclusive and accessible. We are a next generation customer centric company. We have unlocked financial freedom for all by building a simple financial ecosystem where your money can grow and move freely.

How it started

We saw that the everyday person did not have access to invest like the Wolves on Wall Street do. They were faced with red tape and had to go through a complex and inefficient process, riddled with high fees and outdated middlemen. They did not have the time, knowledge, or stability to invest in the convoluted, high volatility market.

We set out to change that. We decided to level the playing field by unlocking access to the largest alternative investment category: real estate.

What was previously reserved for the top 1% is now delivered in a simple, transparent digital app. This allows you to grow wealth by taking advantage of the compound interest philosophy.


$

Our values

We believe the values below help guide our vision and daily interactions with each other. Our culture is seeded in the core tenet of being good to people.

Build a community

As part of unlocking industry secrets, we value providing knowledge for our users. We're creating a Compound Community where we help millions of people invest to build savings that serve them, growing a more inclusive economy.

Empower the people

We aim to empower communities, people, and businesses with access to capital that was historically denied to them. We give loans to underserved and underbanked populations, adding a human touch to the otherwise rigid world of fintech.

Be the bridge to wealth

We value financial freedom and believe anyone should be able to achieve it regardless of how much savings they are starting off with. That's why we make affordable financial products that span across the savings lifecycle so that the process is a seamless experience.

A dedicated team to help your business grow



Inderjit Tuli
Chief Executive Officer



Michael Burmi
Chief Investment Officer



Sanju Ganglani
Chief Marketing Officer

COMPOUND REAL ESTATE BONDS

Compound Real Estate Holdings, Inc
1185 Avenue of the Americas, 3rd Floor
New York, NY 10036

Ph: +1-800-560-5215

Download Our App

Compound Real Estate Holdings, Inc. is not an investment adviser and is not registered, licensed or supervised as such with the SEC or FINRA. This information is for educational purposes only and does not constitute investment or tax advice. You must make your own investment decisions or do so in consultation with a financial advisor to determine whether an investment in Compound Bonds is right for you.

Compound Real Estate Holdings, Inc is not a bank and investments in Compound Bonds are not bank deposits. They are not insured by the FDIC. Investing in Compound Bonds involves risk of loss. You should always carefully consider investments in any security and you should be comfortable with your understanding of the investment and its risks. For more information on risks related to investments in our securities, please see our filings with the Securities and Exchange Commission. Please read the "Risk Factors" section of our offering circular for a number of risks affecting our business. Our offering circular is available on our website.

Compound Real estate bonds Inc., is testing the waters under Regulation A of the Securities Act of 1933, as amended. This process allows companies to determine whether there may be interest in an eventual offering of its securities. The Company is not under any obligation to make an offering under Regulation A. The Company may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering does not need to be made under Regulation A. If the Company does proceed with an offering under Regulation A, it will be able to make sales only after it has filed an offering statement with the Securities and Exchange Commission ("SEC") and only after the SEC has qualified such offering statement. The information in the offering statement will be more complete than these test-the-waters materials and could differ in important ways. You must read the offering statement filed with the SEC.

No money or other consideration is being solicited at this time and if sent to the Company will not be accepted. No offer to buy securities in a Regulation A+ offering of the Company can be accepted and no part of the purchase price can be received until the Company's offering statement is qualified with the SEC and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any indications of interest in the Company's offering involves no obligation or commitment of any kind.

Any references on this website to past results should be read with the knowledge that past results are not indicative of future results. By accessing this site, and any pages thereof, you agree to be bound by our Terms of Use and Privacy Policy. For withdrawals of more than $50,000, we may take up to 30 days to process the payment and remit the funds to your bank account.

Contact us

Need help? We're here for you. Our Clients Success team is here to answer all your questions.

Chat with us

We're here for you in real-time.

- Get answers fast from our Virtual Assistant 24/7, or
- Connect with our team during business hours

Monday-Friday: 8am - 9pm (ET)
Saturday: 9am - 8pm (ET)

* Business hours may be subject to change on holidays

Reach us by email

You can contact us at anytime 24/7.

Submit your query

compoundrealestatebonds.com

COMPOUND REAL ESTATE BONDS

Compound Real Estate Holdings, Inc
1185 Avenue of the Americas, 3rd Floor
New York, NY 10036

Ph: +1-800-560-5215

Company

Product
Compound Bond
How it Works
Contact us
About us

Discover

Contact us
FAQ

Resources

How it Works
Calculator

Legal

Privacy
Terms of Use
Filings

Download Our App

Download on the App Store

GET IT ON Google Play

Compound Real Estate Holdings, Inc. is not an investment adviser and is not registered, licensed or supervised as such with the SEC or FINRA. This information is for educational purposes only and does not constitute investment or tax advice. You must make your own investment decisions or do so in consultation with a financial advisor to determine whether an investment in Compound Bonds is right for you.

Compound Real Estate Holdings, Inc is not a bank and investments in Compound Bonds are not bank deposits. They are not insured by the FDIC. Investing in Compound Bonds involves risk of loss. You should always carefully consider investments in any security and you should be comfortable with your understanding of the investment and its risks. For more information on risks related to investments in our securities, please see our filings with the Securities and Exchange Commission. Please read the "Risk Factors" section of our offering circular for a number of risks affecting our business. Our offering circular is available on our website.

Compound Real estate bonds Inc., is testing the waters under Regulation A of the Securities Act of 1933, as amended. This process allows companies to determine whether there may be interest in an eventual offering of its securities. The Company is not under any obligation to make an offering under Regulation A. The Company may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering does not need to be made under Regulation A. If the Company does proceed with an offering under Regulation A, it will be able to make sales only after it has filed an offering statement with the Securities and Exchange Commission ("SEC") and only after the SEC has qualified such offering statement. The information in the offering statement will be more complete than these test-the-waters materials and could differ in important ways. You must read the offering statement filed with the SEC.

No money or other consideration is being solicited at this time and if sent to the Company will not be accepted. No offer to buy securities in a Regulation A+ offering of the Company can be accepted and no part of the purchase price can be received until the Company's offering statement is qualified with the SEC and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any indications of interest in the Company's offering involves no obligation or commitment of any kind.

Any references on this website to past results should be read with the knowledge that past results are not indicative of future results. By accessing this site, and any pages thereof, you agree to be bound by our Terms of Use and Privacy Policy. For withdrawals of more than $50,000, we may take up to 30 days to process the payment and remit the funds to your bank account.

Everything you need to know about the product and how it works.

Contact us

What are Compound Real Estate Bonds? +

Is Compound Real Estate Bonds a bank? +

How many bonds can I buy? +

When can I withdraw my money from Compound Bonds? +

Who can buy Compound Bonds? +

How do Compound Bonds work? +

What are Compound Real Estate Bonds?

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Compound Real Estate Bonds is a financial technology company, not a bank account. We are focused on making financial products more inclusive and accessible. We are a next generation customer centric company. We are striving to unlock financial freedom for all by building a simple, secure financial ecosystem that makes it possible for the consumer to compound their investments by taking advantage of investment assets that have historically been reserved for Wall Street, not Main Street.

Is Compound Real Estate Bonds a bank?

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No, we are not a bank. We are the next generation financial technology company committed to creating financial technology solutions for a secure, accessible ecosystem where your money can grow.

How many bonds can I buy?

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For accredited investors, you can purchase as many bonds as you'd like, and for non accredited investors you can purchase bonds up to 10% of your annual income or net worth.

When can I withdraw my money from Compound Bonds?

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Compound Bonds are liquid, meaning you can withdraw your funds at any time. No commitments, No locks-in.

Who can buy Compound Bonds?

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You must be over 18 to buy compound bonds. Simply create an account and purchase in minutes.

How do Compound Bonds work? +

We will invest and loan money from bond proceeds in real estate assets across a diversified portfolio consisting of mortgages, residential, commercial, and industrial assets. The income generated through rents, interest, and capital appreciation from our real estate assets flows back to the company. Then, the interest owed is returned to the bondholder, and the process is repeated until funds are withdrawn.

What type of investments do you make? +

By employing a 'value investing' strategy, we aim to build a diversified and resilient portfolio consisting of high quality cash generating real estate assets across a range of asset classes consisting of mortgages, residential, commercial, and industrial assets.

We aim to acquire these real estate assets across a range of sectors with varying risk, return, liquidity, time horizon and regions.

Our diversified approach is designed to deliver outperformance by generating sustainable income and competitive capital returns. This in turn allows us to provide a fixed 7.00% yield rate through Compound Bonds.

We also aim to empower communities, people, and businesses with access to capital that was historically denied to them. We give loans to underserved and underbanked populations, adding a human touch to the otherwise rigid world of finance.

What is your real estate asset management risk strategy? +

It's important to note that all financial investments involve an element of risk.

We have designed our real estate asset investing processes with diversification and stability in mind. We invest based on our value investing strategy of acquiring assets for less than what we believe their intrinsic value to be. We will also be diversifying assets across regions, sector, risk and time horizon. Additionally, we will use of technology and data science for investment acquisition. By investing bond proceeds into real estate; we gain access to what is historically the most solid and stable investment class.

Are Compound Bonds FDIC Insured ?

No, they are not. FDIC insurance is only for bank depositary accounts and not for Investments like Compound Bonds.

What are bonds?

A bond is a fixed-income instrument that represents a loan made by an investor to a borrower. In the capital stack, bondholders are in a higher position than being an equity owner because bondholders have a higher priority claim to assets of the company over common and preferred equity owners.

Generally, Bonds work by paying back a regular amount to the investor, also known as a "coupon rate," and are thus referred to as a type of fixed-income security. For example, a $10,000 bond with a 10-year maturity date and a coupon rate of 7% would pay $700 a year for a decade, after which the original $10,000 face value of the bond is required to be paid back to the investor.

Compound Bonds are demand bonds with a 7% coupon rate, meaning that they earn a fixed 7.00% rate with interest compounded daily, and can be redeemed at any time.

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COMPOUND REAL ESTATE BONDS

Compound Real Estate Holdings, Inc
1185 Avenue of the Americas, 3rd Floor
New York, NY 10036

Ph: +1-800-560-5215

Compound Real Estate Holdings, Inc. is not an investment adviser and is not registered, licensed or supervised as such with the SEC or FINRA. This information is for educational purposes only and does not constitute investment or tax advice. You must make your own investment decisions or do so in consultation with a financial advisor to determine whether an investment in Compound Bonds is right for you.

Compound Real Estate Holdings, Inc is not a bank and investments in Compound Bonds are not bank deposits. They are not insured by the FDIC. Investing in Compound Bonds involves risk of loss. You should always carefully consider investments in any security and you should be comfortable with your understanding of the investment and its risks. For more information on risks related to investments in our securities, please see our filings with the Securities and Exchange Commission. Please read the "Risk Factors" section of our offering circular for a number of risks affecting our business. Our offering circular is available on our website.

Compound Real estate bonds Inc., is testing the waters under Regulation A of the Securities Act of 1933, as amended. This process allows companies to determine whether there may be interest in an eventual offering of its securities. The Company is not under any obligation to make an offering under Regulation A. The Company may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering does not need to be made under Regulation A. If the Company does proceed with an offering under Regulation A, it will be able to make sales only after it has filed an offering statement with the Securities and Exchange Commission ("SEC") and only after the SEC has qualified such offering statement. The information in the offering statement will be more complete than these test-the-waters materials and could differ in important ways. You must read the offering statement filed with the SEC.

No money or other consideration is being solicited at this time and if sent to the Company will not be accepted. No offer to buy securities in a Regulation A+ offering of the Company can be accepted and no part of the purchase price can be received until the Company's offering statement is qualified with the SEC and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any indications of interest in the Company's offering involves no obligation or commitment of any kind.

Any references on this website to past results should be read with the knowledge that past results are not indicative of future results. By accessing this site, and any pages thereof, you agree to be bound by our Terms of Use and Privacy Policy. For withdrawals of more than $50,000, we may take up to 30 days to process the payment and remit the funds to your bank account.